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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                 July 19, 1996

                         Commission File Number 1-5097


                             JOHNSON CONTROLS, INC.
             (Exact name of registrant as specified in its charter)


              Wisconsin                                39-0380010
         (State of Incorporation)                   (I.R.S. Employer
                                                    Identification No.)

             5757 North Green Bay Avenue, P.O. Box 591, Milwaukee,
                                   WI  53201
                    (Address of principal executive office)

              Registrant's telephone number, including area code:
                                (414)  228-1200



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ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

On July 18, 1996, Johnson Controls, Inc. and Prince Holding Corporation reached an agreement under which the Company will acquire Prince Automotive for $1.35 billion.

Prince Automotive is a privately held automotive interiors supplier based in Holland, Michigan. Prince Automotive supplies interior systems and components including overhead systems and consoles, door panels, floor consoles, visors and armrests.

The transaction is subject to certain conditions including appropriate regulatory approvals.

ITEM 7: EXHIBITS

1.      Press Release issued by the Registrant on July 18, 1996.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        JOHNSON CONTROLS, INC.


Date: July 19, 1996                     By:  Stephen A. Roell
                                             ------------------------
                                             Stephen A. Roell
                                             Vice President and Chief
                                             Financial Officer